UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 13, 2023

JASPER THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39138	84-2984849
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Bridge Pkwy Suite #102 Redwood City, CA	94065
(Address of principal executive offices)	(Zip Code)

(650) 549-1400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, par value $0.0001 per share	JSPR	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Voting Common Stock at an exercise price of $11.50	JSPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported by Jasper Therapeutics, Inc. (the “Company”), on March 7, 2022, the Company entered into a service agreement with William Lis, the Chairperson of the Company’s Board of Directors (the “Board”), regarding Mr. Lis’ Chairperson of the Board and consulting services (the “Service Agreement”). On April 13, 2023, the Company and Mr. Lis entered into an amendment to the Service Agreement (the “Lis Amendment”) to extend the term of Mr. Lis’ service as Chairperson of the Board from March 15, 2023 through March 15, 2024 and provide that Mr. Lis’ annual cash compensation for his services under the Service Agreement shall be $125,000 per year, effective April 1, 2023.

The foregoing description of the Lis Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Service Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 11, 2022, as amended by the Lis Amendment, the full text of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported by the Company, on February 25, 2022, the Company entered into an employment agreement with Ronald Martell, the Company’s Chief Executive Officer and President (the “Employment Agreement”). On April 13, 2023, the Company and Mr. Martell entered into an amendment to the Employment Agreement (the “Martell Amendment”), which provides that in the event Mr. Martell is terminated by the Company without “Cause” or terminates his employment for “Good Reason” (as each term is defined in the Employment Agreement), in either case within 24 months following a “Change in Control” of the Company (as defined in the Martell Amendment), all of the outstanding equity awards of the Company held by Mr. Martell shall become fully vested, subject to Mr. Martell executing a release in favor of the Company.

The foregoing description of the Martell Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on February 28, 2022, as amended by the Martell Amendment, the full text of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Letter Regarding Service Agreement, dated April 13, 2023, by and between Jasper Therapeutics, Inc. and William Lis.
10.2	First Amendment to Employment Agreement, dated April 13, 2023, by and between Jasper Therapeutics, Inc. and Ronald Martell.
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JASPER THERAPEUTICS, INC.

Date: April 14, 2023	By:	/s/ Jeet Mahal
		Name:	Jeet Mahal
		Title:	Chief Operating Officer and Chief Financial Officer

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